EXHIBIT 99.1

Lightbridge and Centrus Energy Enter into a Contract to Conduct a FEED Study for a Lightbridge Pilot Fuel Fabrication Facility in Piketon, Ohio

Agreement Signed at COP28 in Dubai, United Arab Emirates

RESTON, Virginia and BETHESDA, Maryland, December 7, 2023 (GLOBE NEWSWIRE) – Lightbridge Corporation (“Lightbridge”) (Nasdaq: LTBR) and Centrus Energy Corp. (“Centrus”) (NYSE American: LEU) today announced a contract to conduct a front-end engineering and design (FEED) study to add a dedicated Lightbridge Pilot Fuel Fabrication Facility (LPFFF) at the American Centrifuge Plant in Piketon, Ohio.  The FEED study will identify infrastructure and licensing requirements as well as the estimated cost and construction schedule for the LPFFF.  Centrus’ wholly-owned subsidiary, American Centrifuge Operating, LLC, will lead the study, which is expected to be completed in 2024.

“Centrus is proud to join forces with Lightbridge to work towards creating high-assay low-enriched uranium (HALEU) based fuels that have the potential to power both existing as well as new reactors,” said Centrus President and CEO Daniel B. Poneman. “Our plant in Ohio is the only HALEU production plant in the world outside of Russia and would be an ideal site for Lightbridge’s proposed facility. Since Lightbridge Fuel has the potential to bring HALEU and its benefits to the existing fleet of reactors, this partnership holds the potential to significantly expand the market for HALEU.”

Seth Grae, President & Chief Executive Officer of Lightbridge, commented, “This agreement with Centrus marks a landmark moment for Lightbridge as we take concrete steps towards establishing a pilot-scale facility to manufacture Lightbridge Fuel. This facility will be instrumental in paving the way for cleaner, safer, and more efficient nuclear energy by bringing HALEU to existing reactors as well as to new reactors, large and small. At COP28, the United States joined other countries in pledging to triple nuclear power globally by 2050. We expect the added power produced by reactors upgraded with Lightbridge Fuel—and new small reactors powered by our fuel—to be key to meeting that goal.  We are thrilled to partner with Centrus, leveraging their deep expertise and infrastructure to bring this vision to life.”

About Lightbridge Corporation

Lightbridge Corporation (NASDAQ: LTBR) is focused on developing advanced nuclear fuel technology essential for delivering abundant, zero-emission, clean energy and providing energy security to the world. The Company is developing Lightbridge Fuel™, a proprietary next-generation nuclear fuel technology for existing light water reactors and pressurized heavy water reactors, significantly enhancing reactor safety, economics, and proliferation resistance. The Company is also developing Lightbridge Fuel for new small modular reactors (SMRs) to bring the same benefits plus load-following with renewables on a zero-carbon electric grid.

Lightbridge has entered into two long-term framework agreements with Battelle Energy Alliance, LLC, the United States Department of Energy’s (DOE) operating contractor for Idaho National Laboratory (INL), the United States' lead nuclear energy research and development laboratory. DOE’s Gateway for Accelerated Innovation in Nuclear (GAIN) program has twice awarded Lightbridge to support the development of Lightbridge Fuel over the past several years. Lightbridge is participating in two university-led studies through the DOE Nuclear Energy University Program at Massachusetts Institute of Technology and Texas A&M University. An extensive worldwide patent portfolio backs Lightbridge’s innovative fuel technology. Lightbridge is included in the Russell Microcap® Index. For more information, please visit www.ltbridge.com.

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About Centrus Energy

Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that America can restore its domestic uranium enrichment capability in the future. Find out more at www.centrusenergy.com.

Forward Looking Statements

This news release contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as "expects", "anticipates", "intends", "plans", "believes", "will", "should", "could", "would" or "may" and other words of similar meaning. These forward-looking statements are based on information available to Lightbridge and Centrus as of the date of this news release and represent their respective management's current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties, and other factors, which may be beyond our control.

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For Lightbridge Corporation, with the exception of historical matters, the matters discussed herein are forward-looking statements, including statements regarding the anticipated benefits and results of the FEED study, the completion of the LPFFF, and Lightbridge Fuel’s™ ability to utilize HALEU in existing and future reactors, including SMRs. These statements are based on current expectations on the date of this news release and involve a number of risks and uncertainties that may cause actual results to differ significantly from such estimates. The risks include, but are not limited to: Lightbridge’s ability to commercialize its nuclear fuel technology; the degree of market adoption of Lightbridge’s product and service offerings; Lightbridge’s ability to fund general corporate overhead and outside research and development costs; market competition; our ability to attract and retain qualified employees; dependence on strategic partners; demand for fuel for nuclear reactors; Lightbridge’s ability to manage its business effectively in a rapidly evolving market; the availability of nuclear test reactors and the risks associated with unexpected changes in Lightbridge’s fuel development timeline; the increased costs associated with metallization of Lightbridge’s nuclear fuel; public perception of nuclear energy generally; changes in the political environment; risks associated with war in Europe; changes in the laws, rules and regulations governing Lightbridge’s business; development and utilization of, and challenges to, Lightbridge’s intellectual property; risks associated with potential shareholder activism; potential and contingent liabilities; as well as other factors described in Lightbridge's filings with the Securities and Exchange Commission (the “SEC”). Lightbridge does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

A further description of risks and uncertainties can be found in Lightbridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in its other filings with the SEC, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Statements”, all of which are available at http://www.sec.gov/ and www.ltbridge.com.

For Centrus Energy Corp., particular risks and uncertainties that could cause Centrus’ actual future results to differ materially from those expressed in Centrus’ forward-looking statements include but are not limited to the following which are, and will be, and any worsening of the global business and economic environment as a result; risks related to component failure which prevent plant operations or HALEU production; risks related to the government's inability to satisfy its obligations under the HALEU Operation Contract including supplying government furnished equipment under the HALEU Operation Contract and processing security clearances due to a government shutdown or other reasons; risks related to whether or when government funding or demand for HALEU for government or commercial uses will materialize; risks related to (i) Centrus’ ability to perform and absorb costs under our agreement with the DOE to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the "HALEU Operations Contract"), (ii) Centrus’ ability to obtain contracts and funding to be able to continue operations and (iii) Centrus’ ability to obtain and/or perform under other agreements; risks that (i) Centrus may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the HALEU enrichment facility may not be available to Centrus as a future source of supply; risks related to actions, including reviews, that may be taken by the U.S. government, the Russian government, or other governments that could affect Centrus’ ability to perform under its contractual obligations or the ability of Centrus’ sources of supply to perform under their contractual obligations to Centrus; risks related to uncertainty regarding Centrus’ ability to commercially deploy a competitive enrichment technology; risks related to the fact that Centrus faces significant competition from major producers who may be less cost sensitive or are wholly or partially government owned; risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; and other risks and uncertainties discussed in this and Centrus’ other filings with the SEC.

Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in both Centrus’ and Lightbridge’s other filings with the SEC, including their respective Annual report on Form 10-K for the year ended December 31, 2022, and other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect their respective businesses. Centrus and Lightbridge do not undertake to update any forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.

Lightbridge Contact:

Matthew Abenante, IRC

Director of Investor Relations

Tel: +1 (347) 947-2093

ir@ltbridge.com

Centrus Contacts:

Investors: Dan Leistikow at LeistikowD@centrusenergy.com

Media: Lindsey Geisler at GeislerLR@centrusenergy.com

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